
                                                                  EXECUTION COPY



           ____________________________________________________


                         FIRST SUPPLEMENTAL INDENTURE

                                     among

                             ACE INA HOLDINGS INC.
                                  as Issuer,

                                 ACE LIMITED,
                                 as Guarantor

                                      and

                      THE FIRST NATIONAL BANK OF CHICAGO
                                  as Trustee

                           Dated as of June 30, 1999

           ____________________________________________________

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                               TABLE OF CONTENTS
                               -----------------
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                                                                        Page
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
                             ARTICLE 1 Definitions

     Section 1.1.  Definition of Terms...................................   2

       ARTICLE 2 General Terms and Conditions of the Subordinated Notes

     Section 2.1.  Designation and Principal Amount......................   7
     Section 2.2.  Maturity..............................................   7
     Section 2.3.  Form and Payment; Minimum Transfer Restriction........   7
     Section 2.4.  Exchange and Registration of Transfer of Securities;
                   Restrictions on Transfers; Depository.................   8
     Section 2.5.  Interest..............................................  12
     Section 2.6.  Right to Proceed......................................  15
     Section 2.7.  No Issuance Upon the Exercise of Warrants.............  15

                ARTICLE 3 Redemption of the Subordinated Notes

     Section 3.1.  Redemption............................................  15
     Section 3.2.  Optional Redemption by Company........................  15
     Section 3.3.  No Sinking Fund.......................................  15
     Section 3.4.  Mandatory Redemption upon a Qualifying Equity Offering  15

 ARTICLE 4Extension of Interest Payment Period

     Section 4.1.  Extension of Interest Payment Period..................  16

                              ARTICLE 5 Expenses

     Section 5.1.  Payment of Expenses...................................  17
     Section 5.2.  Payment upon Resignation or Removal...................  17

                            ARTICLE 6 Subordination

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     Section 6.1.  Agreement to Subordinate...............................  18

            ARTICLE 7 Conversion and Exchange of Subordinated Notes

     Section 7.1.  Conversion/Exchange Rights.............................  18

                     ARTICLE 8 Form of Subordinated Notes

     Section 8.1.  Form of Subordinated Note..............................  18

                ARTICLE 9 Original Issue of Subordinated Notes

     Section 9.1.  Original Issue of Subordinated Notes...................  19

                      ARTICLE 10 Remarketing; Reset Rate


     Section 10.1. Effectiveness of this Article; Incorporation of
                   Remarketing Agreement.................................   19
     Section 10.2. Determination of Reset Date; Remarketing Procedures....  19
     Section 10.3. Reset of Interest Rate and Maturity Date...............  22
     Section 10.4. Renewed Remarketing....................................  22
     Section 10.5. Failed Remarketing.....................................  23

                           ARTICLE 11 Miscellaneous


     Section 11.1. Ratification of Base Indenture; First Supplemental
                   Indenture Controls.....................................  23
     Section 11.2. Trustee Not Responsible for Recitals...................  23
     Section 11.3. Governing Law..........................................  23
     Section 11.4. Severability...........................................  23
     Section 11.5. Counterparts...........................................  24

                                      ii
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                                                                            Page

Exhibit A-1  -  Form of Subordinated Note
Exhibit A-2  -  Form of Replacement Note
Exhibit B    -  Form of Remarketing Agreement
Exhibit C    -  Form of Trust Agreement
Exhibit D    -  Form of Amended and Restated Trust Agreement

     FIRST SUPPLEMENTAL INDENTURE, dated as of June 30, 1999 (the "FIRST Supplemental Indenture"), among ACE INA Holdings Inc., a Delaware corporation (the "Company"), ACE Limited, as guarantor (the "Guarantor") and The First National Bank of Chicago, a national banking association, as trustee (the "Trustee") under the Indenture dated as of June 15, 1999 between the Company, the Guarantor and the Trustee (the "Base Indenture" and together with this First Supplemental Indenture, the "Indenture").

     WHEREAS, the Company and the Guarantor executed and delivered the Base Indenture to the Trustee to provide for the future issuance of the Company's Securities to be issued from time to time in one or more series as might be determined by the Company under the Indenture, in an unlimited aggregate principal amount which may be authenticated and delivered as provided in the Base Indenture;

     WHEREAS, Section 3.1 of the Base Indenture permits the terms of any series of Securities to be established in an indenture supplemental to the Base Indenture;

     WHEREAS, pursuant to the terms of the Base Indenture, the Company desires to provide for the establishment of a new series of its Securities to be known as its Auction Rate Reset Subordinated Notes Series A (the "Subordinated Notes"), the form and substance of such Subordinated Notes and the terms, provisions and conditions thereof to be set forth as provided in the Base Indenture and this First Supplemental Indenture;

     WHEREAS, ACE RHINOS Trust, a Delaware statutory business trust (the "Trust"), has offered to Banc of America Securities LLC $400,000,000 aggregate liquidation amount of its Auction Rate Reset Preferred Securities (the "Preferred Securities"), representing undivided beneficial interests in the assets of the Trust, and proposes to invest the proceeds from such offering, together with the proceeds of the issuance and sale by the Trust to the Guarantor of $12,372,000 aggregate liquidation amount of its Common Securities, in $412,372,000 aggregate principal amount of the Subordinated Notes;

     WHEREAS, pursuant to the terms of the Remarketing and Contingent Purchase Agreement dated as of June 30, 1999 (the "Remarketing Agreement") by and among the Guarantor, the Company, the Trust, and Banc of America Securities LLC, as remarketing agent (the "Remarketing Agent"), the Preferred Securities or, following any distribution of Subordinated Notes to the holders of Preferred Securities, such Subordinated Notes, as the case may be, shall, on the occurrence of a Trigger Event, be remarketed in accordance with the terms hereof by the Remarketing Agent on the Reset Date; and

     WHEREAS, the Company and the Guarantor requested that the Trustee execute and deliver this First Supplemental Indenture, and all requirements necessary to make this First Supplemental Indenture a valid instrument in accordance with its terms, and to make the Subordinated Notes, when executed by the Company and authenticated and delivered by the Trustee, the legal, valid and binding obligations of the Company, have been performed, and the execution and delivery of this First Supplemental Indenture has been duly authorized in all respects.

     NOW THEREFORE, in consideration of the purchase and acceptance of the Subordinated Notes by the Holder thereof, and for the purpose of setting forth, as provided in the Indenture, the form and substance of the Subordinated Notes and the terms, provisions and conditions thereof, the Company and the Guarantor covenant and agree with the Trustee as follows:


                                   ARTICLE 1

                                  Definitions

     Section 1.1.  Definition of Terms. Unless the context otherwise requires:

     (1) a term defined in the Base Indenture has the same meaning when used in this First Supplemental Indenture;

     (2)  the singular includes the plural as well as vice versa;

     (3) a reference to a Section or Article is to a Section or Article of this First Supplemental Indenture;

     (4) headings are for convenience of reference only and do not affect interpretation; and

     (5)  the following terms have the meanings given to them in the Trust
Agreement:

          Administrative Trustee
          Affiliate
          Associated Person
          Closing Date

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          Closing Price
          Common Securities
          Delaware Trustee
          Direct Action
          Like Amount
          Liquidation Amount
          Majority in Liquidation Amount
          Mandatory Redemption Date
          Mandatory Redemption Price
          Ordinary Shares
          Person
          PORTAL Market
          Preferred Securities
          Pro Rata
          Property Trustee
          Purchase Agreement
          Qualifying Equity Offering
          Reference Corporate Dealer
          Remarketing Fee
          Replacement Securities
          Rule 144A
          Secondary Purchase Agreement
          Securities Act
          Special Event
          Trading Day
          Trigger Price

     (6) the following terms have the meanings given to them in this Section 1.1(f):

     "90 Day Period" has the meaning set forth in Section 3.1.

     "Additional Interest" means the interest, if any, that shall accrue on any interest on the Subordinated Notes that is in arrears for more than one interest payment period or not paid during any Extension Period, which in either case shall accrue at the stated rate per annum specified or determined as specified in such Subordinated Note and compounded quarterly.

     "Additional Sums" has the meaning set forth in Section 2.5(f).

     "Additional Taxes" means the sum of any additional taxes, duties and other governmental changes to which the Trust has become subject from time to time as a result of a Tax Event.

     "Affiliated Bidder" has the meaning set forth in Section 10.2(b).

     "Bid" means an irrevocable offer to purchase the aggregate outstanding principal amount of Subordinated Notes at the Remarketing Price with an Interest Rate equal to the Bid Rate specified in such Bid and with a Maturity Date on the Remarketed Maturity Date.

     "Bid Rate" means the proposed Interest Rate on the Subordinated Notes specified in a Bid.

     "Business Day" means a day on which banking institutions in New York, New York and Delaware are not authorized to close and, until the Remarketing Settlement Date, that is also a London Banking Day.

     "Calculation Agent" means Banc of America Securities LLC.

     "Date of Determination" has the meaning set forth in Section 2.5(b).

     "Dissolution Event" means that pursuant to Section 8.01 of the Trust Agreement the Trust is to be dissolved in accordance with the Trust Agreement, and the Subordinated Notes held by the Property Trustee are to be distributed to the holders of the Trust Securities issued by the Trust Pro Rata in accordance with the Trust Agreement.

     "Expected Reset Date" has the meaning set forth in Section 10.2(a)(i).

     "Extension Period" has the meaning set forth in Section 4.1.

     "Failed Remarketing" means any event specified as such, at the time so specified in Article 10 hereof or in Article 6 of the Trust Agreement.

     "Final Reset Date" has the meaning set forth in Section 10.2(a)(iii).

     "Former Holders" has the meaning set forth in Section 10.2(i)

     "Global Subordinated Note" has the meaning set forth in Section 2.4(a)(i).

     "Guarantee Trustee" means the Preferred Securities Guarantee Trustee as defined in the Preferred Securities Guarantee Agreement dated as of June 30,

1999 between ACE INA Holdings Inc., as Guarantor, and The First National Bank of Chicago, as Preferred Securities Guarantee Trustee.

     "Interest Payment Date" has the meaning set forth in Section 2.5(d).

     "Interest Rate" has the meaning set forth in Section 2.5(a).

     "LIBOR" means the rate determined by the Calculation Agent as the interest rate expressed in decimal figures for deposits in the London interbank market for a period of three months in U.S. Dollars which appears on the Telerate Page 3750 as of 11:00 a.m., London time, on the Date of Determination. If such rate does not appear on the Telerate Page 3750, the rate on the Date of Determination will be determined as if the parties had specified the LIBOR-Reference Banks Rate as the applicable rate.

     "LIBOR-Reference Banks Rate" means that the rate will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on the Date of Determination to prime banks in the London interbank market for a period of three months commencing two London Banking Days following such Date of Determination and in the Representative Amount. The Calculation Agent will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Calculation Agent, at approximately 11:00 a.m., New York City time, on the Date of Determination for loans in U.S. Dollars to leading banks for a period of three months commencing two London Banking Days following such Date of Determination and in the Representative Amount.

     "London Banking Day" means any day on which dealings in deposits in U.S. Dollars are transacted in the London interbank market.

     "Maturity Date" means September 30, 2002 provided that in the event of a successful Remarketing of the Subordinated Notes or the Preferred Securities, as the case may be, the Maturity Date shall be the Remarketed Maturity Date.

     "Remarketed Maturity Date" means the later of (i) the first anniversary of the Remarketing Settlement Date on which Replacement Notes are issued, and (ii) September 30, 2001.

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     "Pre-Remarketing Interest Payment Date" has the meaning set forth in
Section 2.5(b).

     "Pre-Remarketing Regular Record Date" has the meaning set forth in Section 2.5(d).

     "Redemption Date" shall mean, when used with respect to any Subordinated Notes to be redeemed, the date fixed for such redemption by or pursuant to this First Supplemental Indenture.

     "Redemption Price" has the meaning set forth in Section 3.1.

     "Reference Banks" means, for the purposes of any LIBOR rate, four major banks in the London interbank market selected by the Calculation Agent.

     "Regular Record Date" has the meaning set forth in Section 2.5(e).

     "Remarketing" means a remarketing of Subordinated Notes pursuant to Article 10 hereof or Article 6 of the Trust Agreement.

     "Remarketing Price" means 100.25% of the aggregate principal amount of the Subordinated Notes plus accrued and unpaid interest (including Additional Interest, if any).

     "Remarketing Settlement Date" means the third Business Day immediately following the Reset Date.

     "Renewed Remarketing" has the meaning set forth in Section 10.4.

     "Replacement Notes" has the meaning set forth in Section 10.2(j).

     "Replacement Securities" has the meaning set forth in Section 5(j) of the Remarketing Agreement.

     "Representative Amount" means, for the purposes of any LIBOR rate for which a Representative Amount is relevant, an amount that is equal to the aggregate principal amount of all of the Subordinated Notes.

     "Reset Date" means any date established as a Reset Date pursuant to Article 10 hereof or Article 6 of the Trust Agreement.

     "Reset Rate" has the meaning set forth in Section 1 of the Remarketing Agreement.

     "Restricted Security" has the meaning set forth in Section 2.4(c).

     "Secondary Purchaser" has the meaning set forth in Section 10.2(c).

     "Transfer Restriction Termination Date" means the first date on which the Subordinated Notes (other than Subordinated Notes acquired by the Company or any Affiliate thereof) may be sold pursuant to Rule 144(k).

     "Trigger Event" has the meaning set forth in Section 10.2(a).

     "Trust Agreement" means the Amended and Restated Trust Agreement of ACE RHINOS Trust, a Delaware statutory business trust, dated as of June 30, 1999.

     "Trust Securities" means the Preferred Securities and Common Securities of the Trust.

     "U.S. Dollar" means the lawful currency of the United States of America.

     "Winning Bid Rate" has the meaning set forth in Section 10.2(b) hereof or in Section 6.02(b) of the Trust Agreement.


                                   ARTICLE 2

            General Terms and Conditions of the Subordinated Notes

     Section 2.1. Designation and Principal Amount. There is hereby authorized a series of Securities designated the "Auction Rate Reset Subordinated Notes Series A", limited in aggregate principal amount to $412,372,000 (except as contemplated in Section 3.1(2) of the Base Indenture).

     Section 2.2. Maturity. The principal of the Subordinated Notes shall be due and payable on the Maturity Date.

     Section 2.3.  Form and Payment; Minimum Transfer Restriction.

     (7) Except as provided in Section 2.4, the Subordinated Notes shall be issued in fully registered certificated form without coupons in denominations of $100,000 in principal amount and integral multiples of $1,000 thereof.
Principal and interest on the Subordinated Notes issued in certificated form will be payable by check or wire transfer, the transfer of such Subordinated Notes will be registrable and such Subordinated Notes will be exchangeable for Subordinated

Notes bearing identical terms and provisions at the office or agency of the Trustee in the Borough of Manhattan, the City of New York; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Holder at such address as shall appear in the Securities Register. Notwithstanding the foregoing, so long as the Holder of any Subordinated Notes is the Property Trustee, the payment of the principal of and interest (including any Additional Interest, if any) on such Subordinated Notes held by the Property Trustee will be made at such place and to such account as may be designated by the Property Trustee.

     (8) A holder of Subordinated Notes may transfer or exchange Subordinated Notes held by it only in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof, and only if such transfer or exchange does not result in such holder's holding Subordinated Notes in a denomination of less than $100,000. Any attempted transfer, sale or other disposition of Subordinated Notes in a denomination of less than $100,000 shall be deemed to be void and of no legal effect whatsoever.

     Section 2.4. Exchange and Registration of Transfer of Securities; Restrictions on Transfers; Depository. (a) If distributed to holders of Preferred Securities in connection with a Dissolution Event, the Subordinated Notes will be issued in the same form as the Preferred Securities that such Subordinated Notes replace in accordance with the following procedures.

          (1) If the Preferred Securities are held in global form, the Subordinated Notes shall be presented to the Trustee by the Property Trustee in exchange for a Security in permanent global form in an aggregate principal amount equal to the aggregate principal amount of all outstanding Subordinated Notes (a "Global Subordinated Note"), to be registered in the name of the Depository, or its nominee, and delivered by the Property Trustee to the Depository for crediting to the accounts of its participants pursuant to the instructions of the Administrative Trustees. The Company upon any such presentation shall execute a Global Subordinated Note in such aggregate principal amount and deliver the same to the Trustee for authentication and delivery in accordance with the Indenture. Payments on the Subordinated Notes issued as a Global Subordinated Note will be made to the Depository. The Company initially appoints The Depository Trust Company to act as Depository with respect to the Global Subordinated Note.

          (2) If the Preferred Securities are held in certificated form, the Subordinated Notes shall be presented to the Trustee by the Property

     Trustee and each outstanding Preferred Security certificate will be deemed to represent a beneficial interest in such Subordinated Note in an aggregate principal amount equal to the aggregate Liquidation Amount of the Preferred Securities represented by such Preferred Security certificate. When the holder of a Preferred Security certificate presents such certificate for transfer or reissuance, such certificate will be canceled and a Subordinated Note, registered in the name of such holder or such holder's transferee, as the case may be, in an aggregate principal amount equal to the aggregate Liquidation Amount of the canceled certificate, will be executed by the Company and delivered to the Trustee for authentication and delivery in accordance with the Indenture. On issue of such Subordinated Notes, Subordinated Notes with an equivalent aggregate principal amount that were presented by the Property Trustee to the Trustee will be deemed to have been canceled.

     (9) Any Global Subordinated Note may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Indenture as may be required by the Depository, by a national securities exchange or by the National Association of Securities Dealers, Inc. in order for the Subordinated Notes to be tradeable on the PORTAL Market or as may be required for the Subordinated Notes to be tradeable on any other market developed for trading of securities pursuant to Rule 144A or required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange upon which the Subordinated Notes may be listed or traded or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Subordinated Notes are subject.

     (10) Each Subordinated Note that bears or is required to bear the legend set forth in this Section 2.4(c) (a "Restricted Security") shall be subject to the restrictions on transfer provided in the legend set forth in this Section 2.4(c), unless such restrictions on transfer shall be waived by the written consent of the Company, and the Holder of each Restricted Security, by such Holder's acceptance thereof, agrees to be bound by such restrictions on transfer. As used in this Section 2.4(c) and in Section 2.4(d), the term "transfer" encompasses any sale, pledge, transfer or other disposition of any Restricted Security.

     Prior to the Remarketing Settlement Date and after the occurrence of a Dissolution Event, any certificate evidencing a Subordinated Note shall bear a legend in substantially the following form, unless otherwise agreed by the Company (with written notice thereof to the Trustee):

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

     THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITIES EVIDENCED HEREBY EXCEPT (1) TO ACE LIMITED OR ANY AFFILIATE THEREOF, (2) TO NATIONSBANK, N.A., OR ANY OF ITS AFFILIATES, (3) TO ANY ENTITY SPONSORED OR ORGANIZED BY, ON BEHALF OF, OR FOR THE PRIMARY USE OF, NATIONSBANK, N.A. OR ANY OF ITS AFFILIATES OR (4) TO A SECONDARY PURCHASER (AS DEFINED IN THE AMENDED AND RESTATED TRUST AGREEMENT OF ACE RHINOS TRUST DATED AS OF JUNE 30, 1999 (AS AMENDED FROM TIME TO TIME, THE "TRUST AGREEMENT")) THAT AS OF THE RESET DATE HAS ENTERED INTO A SECONDARY PURCHASE AGREEMENT (AS DEFINED IN THE TRUST AGREEMENT) WITH THE TRUST.

     On and after the Remarketing Settlement Date and after the occurrence of a Dissolution Event and prior to the Transfer Restriction Termination Date, any certificate evidencing a Replacement Note shall bear a legend in substantially the following form, unless otherwise agreed by the Company (with written notice thereof to the Trustee):

     THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT IT WILL NOT PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITIES EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION) RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY EXCEPT (A) TO ACE LIMITED OR ANY SUBSIDIARY THEREOF, OR (B) TO A QUALIFIED

     INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AT THE REQUEST OF THE HOLDER, THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO THE SALE OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT.

     Following the Transfer Restriction Termination Date, any Subordinated Note or security issued in exchange or substitution therefor (other than Subordinated Notes acquired by the Company or any Affiliate), may upon surrender of such Subordinated Note or security for exchange to the Trustee in accordance with the provisions of this Section 2.4, be exchanged for a new Subordinated Note or Subordinated Notes, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by this Section 2.4(c).

     (11) Any Subordinated Note that, prior to the Transfer Restriction Termination Date, is purchased or owned by the Company or any Affiliate thereof may not be resold by the Company or such Affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements thereof that results in such Subordinated Note no longer being a "restricted security" as defined under Rule 144 under the Securities Act.

     (12) Except as provided in (f) below, a Global Subordinated Note may be transferred, in whole but not in part, only to another nominee of the Depository, or a successor Depository selected or approved by the Company or to a nominee of such successor Depository.

     (13) If (i) the Depository notifies the Company that it is unwilling or unable to continue as a depositary for such Global Subordinated Note and no successor depositary shall have been appointed within 90 days by the Company,
(ii) the Depository, at any time, ceases to be a clearing agency registered under the Exchange Act at which time the Depository is required to be so registered to act as such depositary and no successor depositary shall have been appointed within 90 days by the Company, (iii) the Company, in its sole discretion, determines that such Global Subordinated Note shall be so exchangeable or (iv) there shall have occurred an Event of Default with respect to such Subordinated Notes, the Company will execute and the Trustee, upon written notice from the Company and receipt of a Company Order, will authenticate and deliver the Subordinated

Notes in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Subordinated Notes in exchange for such Global Subordinated Notes. In addition, upon an Event of Default or if the Company may at any time determine that the Subordinated Notes shall no longer be represented by a Global Subordinated Note, in such event the Company will execute and the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company and an Company Order, will authenticate and make available for delivery the Subordinated Notes in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Subordinated Note for such Subordinated Notes in definitive registered form without coupons, in authorized denominations, the Global Subordinated Note shall be canceled by the Trustee. Such Subordinated Notes shall be registered in such names and in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Subordinated Notes to the Depository for delivery to the Persons in whose names such Subordinated Notes are so registered.

     Section 2.5. Interest. (a) Interest on the principal amount of each Subordinated Note will accrue and be payable at a rate (the "Interest Rate") per annum equal to

          (1) from and including the Closing Date to but excluding the earlier of (A) the Remarketing Settlement Date on which Replacement Notes are issued and (B) the date such principal amount is paid, LIBOR plus 125 basis points;

          (2) from and including the Remarketing Settlement Date on which Replacement Notes are issued to but excluding the date such principal amount is paid, the Winning Bid Rate; and

          (3) notwithstanding clauses (i) and (ii) above, if the Company fails to pay the principal amount on the date such amount becomes due, then from and including such due date to but excluding the date such principal amount is paid, the applicable periodic Interest Rate, compounded quarterly, but only to the extent permitted by applicable law.

     Interest that is not paid when due will bear additional interest thereon compounded quarterly at the applicable periodic Interest Rate specified above (to the extent permitted by applicable law) in accordance with Section 4.1. The term

"interest", as used herein, includes any such Additional Interest unless otherwise stated.

     (14) Until the Remarketing Settlement Date on which Replacement Notes are issued, interest on the Subordinated Notes will be payable quarterly in arrears on July 1, October 1, January 1 and April 1 of each year, commencing October 1, 1999, and on such Remarketing Settlement Date (each, a "Pre-Remarketing Interest Payment Date"), will accrue from and including the most recent date to which interest has been paid or, if no interest has been paid, from June 30, 1999, to but excluding the related Pre-Remarketing Interest Payment Date, except as otherwise described below.

     The Interest Rate in effect for the period from and including the Closing Date to but excluding October 1, 1999 shall be the rate determined by the Calculation Agent two London Banking Days prior to Closing Date and shall equal LIBOR plus 125 basis points. The Interest Rate in effect thereafter, for each quarterly period from and including the immediately preceding Pre-Remarketing Interest Payment Date to but excluding the applicable Pre-Remarketing Interest Payment Date, shall be determined by the Calculation Agent two London Banking Days prior to such immediately preceding Pre-Remarketing Interest Payment Date (a "Date of Determination") and shall equal LIBOR plus 125 basis points. Prior to the Remarketing Settlement Date, the amount of interest payable for any period shall be computed on the basis of a 360-day year and the actual number of days elapsed in such period. If a Pre-Remarketing Interest Payment Date is not a Business Day, then such Pre-Remarketing Interest Payment Date will be the next succeeding Business Day, except if such Business Day is in the next succeeding calendar month, such Pre-Remarketing Distribution Date will be the immediately preceding Business Day.

     (15) Interest shall be paid to the Person in whose name such Subordinated Note or any predecessor Subordinated Note is registered on the books and records of the Company at the close of business on the Regular Record Date for such interest installment, which shall be fifteen (15) days prior to a Pre-Remarketing Interest Payment Date (the "Pre-Remarketing Regular Record Date").

     (16) From and including the Remarketing Settlement Date on which Replacement Notes are issued, interest on the Replacement Notes will be cumulative and payable quarterly in arrears on July 1, October 1, January 1 and April 1 of each year, commencing on the Remarketing Settlement Date, and on the Maturity Date (each, an "Interest Payment Date"), will accumulate from the most recent date to which interest has been paid or, if no interest has been paid, from and including the Remarketing Settlement Date, to but excluding the related Interest Payment Date, except as otherwise described below. From and including the Remarketing Settlement Date, the amount of interest payable for any quarterly period shall be computed on the basis of a 360-day year of twelve 30-day months. Except as provided in the last sentence of this paragraph, from and including the Remarketing Settlement Date the amount of interest payable for any period shorter than a full quarterly period for which interest is computed will be computed on the basis of the actual number of days elapsed per 30-day month. If an Interest Payment Date is not a Business Day, then such Interest Payment Date will be postponed to the next succeeding Business Day (and without any interest or other payment in respect of any such delay).

     (17) Interest shall be paid to the Person in whose name the Subordinated Note or any predecessor Subordinated Note is registered on the books and records of the Company, at the close of business on the Regular Record Date for such interest installment, which, in respect of Subordinated Notes of which the Property Trustee is the Holder and the related Preferred Securities are in book-entry only form or a Global Subordinated Note, shall be the close of business on the Business Day next preceding that Interest Payment Date (the "Regular Record Date"). If the Subordinated Notes are not represented by a Global Subordinated Note, the Regular Record Date for such interest installment shall be fifteen
(15) days prior to that Interest Payment Date.

     (18) In the event that (i) the Property Trustee is the Holder of all of the outstanding Subordinated Notes, (ii) a Tax Event in respect of the Trust shall have occurred and be continuing and (iii) the Company shall not have (A) redeemed the Subordinated Notes pursuant to Section 3.1 or (B) terminated the Trust pursuant to Section 8.01(iii) of the Trust Agreement, the Company shall pay to the Trust (or its permitted successors or assigns under the Trust Agreement) for so long as the Trust (or its permitted successor or assignee) is the registered holder of the Subordinated Notes, such additional amounts as may be necessary in order that the amount of distributions (including any Additional Amounts as defined in the Trust Agreement) then due and payable by the Trust on the Preferred Securities and Common Securities that at any time remain outstanding in accord with the terms thereof shall not be reduced as a result of any Additional Taxes (the "Additional Sums"). Whenever in this Indenture or the Subordinated Notes there is a reference in any context to the payment of principal of or interest on the Subordinated Notes, such mention shall be deemed to include mention of the payments of the Additional Sums provided for in this paragraph to the extent that, in such context, Additional Sums are, were or would be payable in respect thereof pursuant to the provisions of this paragraph and express mention of the payment of Additional Sums (if applicable) in any provisions hereof shall not be construed as excluding Additional Sums in those provisions hereof where such express mention is not made; provided that the extension of an interest payment period pursuant to Section 4.1 on the Subordinated Notes shall not extend the payment of any Additional Sums that may be due and payable during such interest payment period.

     Section 2.6. Right to Proceed. The Company acknowledges the rights of the Holders of Preferred Securities under the Trust Agreement to take Direct Action referred to in Section 3.08(e) thereof and Annex I thereto.

     Section 2.7. No Issuance Upon the Exercise of Warrants. The Subordinated Notes shall not be issuable upon the exercise of warrants.

                                   ARTICLE 3

                     REDEMPTION OF THE SUBORDINATED NOTES

     Section 3.1. Redemption. If at any time a Special Event occurs, the Company shall have the right (subject to the conditions set forth in the Indenture) at any time, upon not less than 30 nor more than 60 days notice, to redeem the Subordinated Notes in whole or in part within the 90 days following the occurrence of such Special Event (the "90 Day Period") at a redemption price equal to 100% of the principal amount of the Subordinated Notes plus any accrued and unpaid interest thereon (including any Additional Interest) to the date of such redemption (the "Redemption Price"), and, simultaneous with such redemption, to cause a Like Amount of the Trust Securities to be redeemed by the Trust at the Mandatory Redemption Price on a Pro Rata basis. The Redemption Price shall be paid prior to 12:00 noon, New York City time, on the date of such redemption or such earlier time as the Company determines, provided that the Company shall deposit with the Trustee an amount sufficient to pay the Redemption Price prior to the Redemption Date.

     Section 3.2. Optional Redemption by Company. Except as provided in Section 3.1, the Subordinated Notes are not entitled to any optional redemption by the Company.

     Section 3.3. No Sinking Fund. The Subordinated Notes are not entitled to the benefit of any sinking fund.

     Section 3.4. Mandatory Redemption upon a Qualifying Equity Offering. If at any time a Qualifying Equity Offering occurs, the Company shall, upon not less than 30 nor more than 60 days' notice, redeem Subordinated Notes having an aggregate principal amount equal to the gross proceeds of such Qualifying Equity Offering (without deduction of any applicable underwriting discounts and commissions), on the 90th day following the closing of such Qualifying Equity Offering, and, simultaneous with such redemption, cause a Like Amount of the Trust Securities to be redeemed by the Trust on a Pro Rata basis at a redemption price equal to the Redemption Price.

                                   ARTICLE 4

                     EXTENSION OF INTEREST PAYMENT PERIOD

     Section 4.1. Extension of Interest Payment Period. The Company shall have the right, at any time during the term of the Subordinated Notes, so long as no Event of Default has occurred and is continuing, from time to time to extend the interest payment period for the Subordinated Notes (each such deferral period, an "Extension Period"), during which period the Company shall have the right to not make payments of interest on any interest payment date, and at the end of such Extension Period the Company shall pay all interest then accrued and unpaid thereon (together with Additional Interest thereon, if any, to the extent permitted by applicable law) to the Person in whose name the Subordinated Note or any predecessor Subordinated Note is registered on the books and records of the Company at the close of business on the Regular Record Date for the Interest Payment Date at the end of such Extension Period; provided that no such Extension Period shall extend beyond the Mandatory Redemption Date, if the Trust Securities are at the time outstanding, or the Maturity Date. Upon termination of any Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due, the Company may select a new Extension Period, subject to the above requirements. No interest including Additional Interest, if any, shall be due and payable during an Extension Period, except at the end thereof. The Company shall give the Trustee, the Property Trustee and the Administrative Trustees notice of its selection of such Extension Period at least one Business Day prior to the record date for the date the distributions on the Preferred Securities of the Trust (or if no Preferred Securities are outstanding, for the date interest on the Subordinated Notes) would have been payable except for the election to begin such Extension Period. Such notice shall specify the period selected.

     The Trustee shall promptly give notice of the Company's selection of such Extension Period to the Holders of the outstanding Subordinated Notes.

     The limitations set forth in the first paragraph of Section 3.11 of the Base Indenture shall apply during any Extension Period.

                                   ARTICLE 5

                                   EXPENSES

     Section 5.1. Payment of Expenses. In connection with the offering, sale and issuance of the Subordinated Notes to the Trust and in connection with the sale of the Trust Securities by the Trust, the Company, in its capacity as borrower with respect to the Subordinated Notes, shall:

     (19) pay all costs and expenses relating to the offering, sale and issuance of the Subordinated Notes and the Trust Securities payable by the Trust pursuant to the Purchase Agreement and compensation of the Trustee under the Indenture in accordance with the provisions of Section 6.6 of the Base Indenture;

     (20) pay all costs and expenses of the Trust (other than payment in respect of Trust Securities) (including, but not limited to, costs and expenses relating to the organization of the Trust; the fees and expenses and indemnities of the Property Trustee and the Delaware Trustee; the costs and expenses relating to the operation of the Trust, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing, engraving, computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating and travel; telephone and other telecommunications expenses; and costs and expenses incurred in connection with the acquisition, financing, and disposition of Trust assets);

     (21) pay all costs and expenses of the Trust or Property Trustee related to the enforcement by the Property Trustee of the rights of the holders of the Preferred Securities;

     (22) be primarily liable for any indemnification obligations arising with respect to the Trust Agreement; and

     (23) pay any and all taxes (other than United States withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust.

     Section 5.2. Payment upon Resignation or Removal. Upon termination of this First Supplemental Indenture or the Base Indenture or the removal or resignation of the Trustee pursuant to Section 6.8 of the Base Indenture, the

Company shall pay to the Trustee all amounts accrued to the date of such termination, removal or resignation. Upon termination of the Trust Agreement or the removal or resignation of the Delaware Trustee, the Guarantee Trustee or the Property Trustee, as the case may be, the Company shall pay to the Delaware Trustee, the Guarantee Trustee or the Property Trustee and their respective counsel, as the case may be, all amounts accrued to the date of such termination, removal or resignation.

                                   ARTICLE 6

                                 SUBORDINATION

     Section 6.1. Agreement to Subordinate. The Company covenants and agrees, and each Holder of Subordinated Notes issued hereunder, by such Holder's acceptance thereof likewise covenants and agrees, that (i) all Subordinated Notes shall rank pari passu in right of payment with respect to any Securities now or hereafter issued, other than any Securities expressly made senior pursuant to the terms of such Securities; provided that, notwithstanding the foregoing, all Subordinated Notes shall rank pari passu in right of payment with respect to any Securities now or hereafter issued that pursuant to their terms permit deferral of scheduled payments of principal or interest and (ii) all Subordinated Notes shall be issued as Securities subject to the provisions of
Article 16 of the Base Indenture and this Article 6.

                                   ARTICLE 7

                 CONVERSION AND EXCHANGE OF SUBORDINATED NOTES

     Section 7.1. Conversion/Exchange Rights. The Subordinated Notes are not exchangeable for Ordinary Shares at any time, and are not convertible into shares of common stock of the Company at any time.

                                   ARTICLE 8

                          FORM OF SUBORDINATED NOTES

     Section 8.1. Form of Subordinated Note. The Subordinated Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A-1. Following the Remarketing, the Replacement Notes shall be substantially in the form of Exhibit A-2. Each of Exhibit A-1 and Exhibit A-2 is hereby incorporated in and expressly made a part of this First Supplemental Indenture.

                                   ARTICLE 9

                     ORIGINAL ISSUE OF SUBORDINATED NOTES

     Section 9.1. Original Issue of Subordinated Notes. Subordinated Notes in the aggregate principal amount of $412,372,000 may, upon execution of this First Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Subordinated Notes to or upon the written order of the Company, in accordance with Section 3.3 of the Base Indenture.

                                  ARTICLE 10

                            REMARKETING; RESET RATE

     Section 10.1. Effectiveness of this Article; Incorporation of Remarketing Agreement. (a) Sections 10.2 and 10.4 shall become effective if and only if the Subordinated Notes have been distributed to the Holders of the Trust Securities prior to Remarketing. Notwithstanding the foregoing, on the Remarketing Settlement Date (except in the case of a Failed Remarketing), the certificates representing the Subordinated Notes held by the Property Trustee shall be exchanged for certificates representing Replacement Notes.

     (24) Every Person, by virtue of having become a Holder in accordance with the terms of this Agreement, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this First Supplemental Indenture, including the terms of Exhibit B. Exhibit B is hereby incorporated in and expressly made a part of this First Supplemental Indenture.

     Section 10.2. Determination of Reset Date; Remarketing Procedures.

     (25) (i) Subject to Section 10.4, if the Closing Price of the Ordinary Shares on any Trading Day is less than the Trigger Price and the Subordinated Notes have been distributed to the holders of the Trust Securities (a "Trigger Event"), the holders of a majority in principal amount of the Subordinated Notes (the "Requesting Holders") will have the option to require remarketing of the Subordinated Notes. The Requesting Holders may exercise this option by giving notice in writing to the Remarketing Agent who shall immediately give notice in writing to the Company on their behalf (a "Remarketing Notice") at any time prior to the sixth Business Day following the date such Trigger Event occurs. If the Requesting Holders exercise their option to require the remarketing of the Subordinated Notes, the Reset Date shall be the sixth Business Day after the date on which the Remarketing Notice is given by the Remarketing Agent (the "Expected Reset Date").

          (ii) If the Requesting Holders do not exercise their option to require the remarketing the Subordinated Notes, pursuant to Section 10.2(a)(i) above with respect to any Trigger Event, the Requesting Holders shall continue to have the option to require the remarketing of the Subordinated Notes, in accordance with Section 10.2(a)(i) with respect to any subsequent Trigger Event.

          (iii)  Notwithstanding Section 10.2(a)(i):

                    (A) the Guarantor may, by notice to the Remarketing Agent, direct that the Reset Date be delayed if the Company believes it will be unable to meet the conditions to Remarketing in the absence of such a delay; and

                    (B) the Remarketing Agent may, by notice to the Company, direct that the Reset Date be delayed if the Remarketing Agent believes that a Remarketing will not be successful in the absence of such a delay, provided that the Guarantor and the Remarketing Agent, in either such event, will use their reasonable best efforts to establish a delayed Reset Date that is within five Business Days after the Expected Reset Date, but in no event later than the 15th Business Day following the date on which the related Remarketing Notice was delivered, or the 20th Business Day in the case of a Renewed Remarketing to which the provisions of Section 10.4 apply (as applicable, the "Final Reset Date").

          (iv) If the Guarantor and the Remarketing Agent have not agreed, on or prior to the sixth Business Day preceding the Final Reset Date, to a Reset Date that is not later than the Final Reset Date, a Failed Remarketing shall be deemed to have occurred.

     (26) The Guarantor shall, by notice to the Remarketing Agent no later than five Business Days prior to the Reset Date, select and specify five Reference Corporate Dealers. By 3:00 p.m., New York City time, on the Reset Date, the Remarketing Agent shall request Bids from such Reference Corporate Dealers. The Remarketing Agent or an Affiliate or Associated Person thereof (any such person, an "Affiliated Bidder") may, at its option, enter a Bid. The Remarketing Agent shall disclose to the Guarantor the Bids obtained and determine the lowest Bid Rate from among the Bids obtained on the Reset Date (the "Winning Bid Rate"). By approximately 4:30 p.m., New York City time, on the Reset Date, the Remarketing Agent shall notify the Trustee and the Property Trustee of the Winning Bid Rate. If on a Reset Date, Bids are not submitted by at least two Reference Corporate Dealers, or if the lowest Bid submitted would result in a Winning Bid Rate in excess of the rate permitted by applicable law, such Remarketing shall be deemed to be a Failed Remarketing on the corresponding Remarketing Settlement Date. The Winning Bid Rate determined by the Remarketing Agent, absent manifest error, shall be binding and conclusive upon the holders of the Subordinated Notes, the Company, the Guarantor and the Trust.

     (27) On the Reset Date, the Remarketing Agent shall designate as the Secondary Purchaser (the "Secondary Purchaser") the Reference Corporate Dealer providing the Bid containing the Winning Bid Rate. If the Winning Bid Rate is specified in the Bids submitted by two or more bidders, the Remarketing Agent shall, in consultation with the Company, designate one of such bidders as the Secondary Purchaser.

     (28) On the Reset Date, the Secondary Purchaser shall enter into a Secondary Purchase Agreement for the purchase by such Secondary Purchaser at the Remarketing Price of the aggregate principal amount of Subordinated Notes, with an Interest Rate equal to the Winning Bid Rate and with a Mandatory Redemption Date (or, in the case of Subordinated Notes, a Maturity Date) on the Remarketed Maturity Date.

     (29) If a Remarketing has occurred pursuant to this Section 10.2 but settlement of the purchase and sale of the Subordinated Notes, does not occur on the corresponding Remarketing Settlement Date, then, unless the provisions of
Section 10.4 with respect to a Renewed Remarketing shall apply, a Failed Remarketing shall be deemed to occur on such Remarketing Settlement Date.

     (30) At the time and in the manner specified in the Secondary Purchase Agreement, the Secondary Purchaser shall pay to the Remarketing Agent on behalf of the Holders of the Subordinated Notes, on the Remarketing Settlement Date, an amount of cash equal to the Remarketing Price.

     (31) Unless otherwise agreed among the Remarketing Agent, the Paying Agent and any Former Holder, the Remarketing Agent shall promptly pay the Remarketing Price, less the Remarketing Fee, to the Paying Agent, acting solely as agent for the Former Holders, and the Paying Agent shall pay such amount to the Former Holders in the same manner as is specified in Section 2.7 of the Base Indenture for payments of interest and otherwise herein, except that the record date therefor shall be the Business Day immediately preceding the Remarketing Settlement Date.

     (32) The obligation of the Remarketing Agent to make payment to the Former Holders in connection with the Remarketing shall be limited to the extent that the Secondary Purchaser has delivered the Remarketing Price therefor to the Remarketing Agent.

     (33) Any outstanding Preferred Securities (or, if applicable, the Subordinated Notes) purchased on the Remarketing Settlement Date shall be deemed to be transferred to the Secondary Purchaser and shall be replaced in the manner provided in Section 10.2(j). On and after the Remarketing Settlement Date (except in the event of a Failed Remarketing), the Company shall make no further payments to, and the Company shall have no further obligations under First Supplemental Indenture (or the Indenture) in respect of, the Holders of such replaced Subordinated Notes (the "Former Holders"), the Company shall only be obligated to make payments to the Holders of Replacement Notes and the of the Former Holders shall no longer represent an obligation of the Company, but shall only represent a right to receive the proceeds of the Remarketing from the Paying Agent.

     (34) The Company shall cause replacement certificates evidencing the remarketed Subordinated Notes (or, if the Preferred Securities have been remarketed, reset Subordinated Notes) to be executed by the Company and authenticated by the Trustee in accordance with the provisions of Section 3.3 of the Base Indenture (the "Replacement Notes"). The Replacement Notes shall be delivered to the purchaser or purchasers of the remarketed Subordinated Notes in accordance with the terms of the Secondary Purchase Agreement.

     Section 10.3. Reset of Interest Rate and Maturity Date. From and including the Remarketing Settlement Date on which Replacement Securities are issued, if the Subordinated Notes are remarketed pursuant to Article 10 hereof or the Preferred Securities are remarketed pursuant to Article 6 of the Trust Agreement, the Interest Rate on the Subordinated Notes shall be the Winning Bid Rate and the Maturity Date shall be the Remarketed Maturity Date.

     Section 10.4. Renewed Remarketing. If a Remarketing has occurred pursuant to Section 10.2 that would be a Failed Remarketing pursuant to Section 10.2(e), because the purchase and sale of the Subordinated Notes do not take place on the corresponding Remarketing Settlement Date, and the reason for such failure shall, in the good faith determination of the Remarketing Agent (made after consultation with the Guarantor), result from facts or circumstances that are not due to the action or inaction of the Guarantor, then the provisions of
Section 10.2 shall apply to a second remarketing (a "Renewed Remarketing") of the Preferred Securities (or, if applicable, the Subordinated Notes), except that the Expected Reset Date shall be the sixth Business Day following such corresponding Remarketing Settlement Date; provided however that upon the occurrence of a Failed Remarketing pursuant to Section 10.2, only one Renewed Remarketing can occur pursuant to this Section 10.4, and no Renewed Remarketing shall occur after the Final Reset Date.

     Section 10.5. Failed Remarketing. The Remarketing Agent shall give notice of any Failed Remarketing on the date such Failed Remarketing occurs, or is deemed to occur, by 4:00 p.m., New York City time, on the date of such Failed Remarketing, to the Guarantor, the Trustee and the Paying Agent under the Indenture.


                                  ARTICLE 11

                                 Miscellaneous

     Section 11.1. Ratification of Base Indenture; First Supplemental Indenture Controls. The Base Indenture, as supplemented by this First Supplemental Indenture, is in all respects ratified and confirmed, and this First Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided. The provisions of this First Supplemental Indenture shall supersede the provisions of the Base Indenture to the extent the Base Indenture is inconsistent herewith.

     Section 11.2. Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this First Supplemental Indenture.

     Section 11.3. Governing Law. This First Supplemental Indenture and each Subordinated Note shall be governed by and construed in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to its principles of conflicts of laws.

     Section 11.4. Severability. If any provision in the Base Indenture, this First Supplemental Indenture or in the Subordinated Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 11.5. Counterparts. The parties may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. Any signed copy shall be sufficient proof of this First Supplemental Indenture.

     IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the day and year first above written.

                                            ACE INA HOLDINGS INC.


                                            By:____________________________
                                               Name: Peter N. Mear
                                               Title:   Secretary


                                            ACE LIMITED, as Guarantor


                                            By:____________________________
                                               Name: Peter N. Mear
                                               Title:   Secretary


                                            THE FIRST NATIONAL BANK OF
                                            CHICAGO, as Trustee

                                            By:____________________________
                                               Name: Michael D. Pinzon
                                               Title:   Authorized Officer

                                                                     EXHIBIT A-1

                          [FORM OF SUBORDINATED NOTE]

IF A DISSOLUTION EVENT HAS OCCURRED, INSERT THE FOLLOWING -THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITIES EVIDENCED HEREBY EXCEPT (1) TO ACE LIMITED OR ANY AFFILIATE THEREOF, (2) TO NATIONSBANK, N.A., OR ANY OF ITS AFFILIATES, (3) TO ANY ENTITY SPONSORED OR ORGANIZED BY, ON BEHALF OF, OR FOR THE PRIMARY USE OF, NATIONSBANK, N.A. OR ANY OF ITS AFFILIATES (4) TO A SECONDARY PURCHASER (AS DEFINED IN THE AMENDED AND RESTATED TRUST AGREEMENT OF ACE RHINOS TRUST DATED AS OF JUNE 30, 1999 (AS AMENDED FROM TIME TO TIME, THE "TRUST AGREEMENT")) THAT AS OF THE RESET DATE HAS ENTERED INTO A SECONDARY PURCHASE AGREEMENT (AS DEFINED IN THE TRUST AGREEMENT) WITH THE TRUST.

FROM AND AFTER THE REMARKETING SETTLEMENT DATE ON WHICH REPLACEMENT NOTES ARE ISSUED TO ANY PERSON OTHER THAN THE PROPERTY TRUSTEE, THIS INSTRUMENT SHALL REPRESENT ONLY THE RIGHT TO RECEIVE THE REMARKETING PRICE, AS PROVIDED IN THE TRUST AGREEMENT, AND SHALL NO LONGER REPRESENT AN OBLIGATION OF THE COMPANY.

                                     A1-0

No. ________

                             ACE INA HOLDINGS INC.

                 AUCTION RATE RESET SUBORDINATED NOTE SERIES A

     ACE INA Holdings Inc., a Delaware corporation (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay the principal sum of ___________ dollars ($___________) on the Maturity Date.

     (35) Interest on the principal amount of this Subordinated Note will accrue and be payable at a rate (the "Interest Rate") per annum equal to

          (1) from and including the Closing Date to but excluding the date on which the principal amount of this Subordinated Note becomes due upon the maturity, acceleration or redemption thereof, LIBOR plus 125 basis points;

          (2) except as provided in clause (iii) below, from and including the Remarketing Settlement Date on which Replacement Notes are issued to but excluding the date on which the principal amount of the Subordinated Notes becomes due upon the maturity, acceleration or redemption thereof, the Winning Bid Rate; and

          (3) if the Company fails to pay the principal amount due upon the maturity, acceleration or redemption of this Subordinated Notes on the date such amount becomes due, from and including such due date to but excluding the date of actual payment by the Company, the applicable periodic Interest Rate compounded quarterly.

     Interest that is not paid when due will bear additional interest thereon compounded quarterly at the applicable periodic Interest Rate (to the extent permitted by applicable law).

     The term "interest", as used herein, includes any Additional Interest unless otherwise stated.

     (36) Until the Remarketing Settlement Date on which Replacement Notes are issued, interest on this Subordinated Note will be payable quarterly (subject to deferral as set forth herein) in arrears on July 1, October 1, January 1 and April 1 of each year, commencing October 1, 1999, and on such Remarketing

                                     A1-1

Settlement Date (each, a "Pre-Remarketing Interest Payment Date"), will accumulate from and including the most recent date to which interest has been paid or, if no interest has been paid, from June 30, 1999, to but excluding the related Pre-Remarketing Interest Payment Date, except as otherwise described below.

     The Interest Rate in effect for the period from and including the Closing Date to but excluding October 1, 1999 shall be the rate determined by the Calculation Agent two London Banking Days prior to the Closing Date and shall equal LIBOR plus 125 basis points. The Interest Rate in effect thereafter, for each quarterly period from and including the immediately preceding Pre-Remarketing Interest Payment Date to but excluding the applicable Pre-Remarketing Interest Payment Date, shall be determined by the Calculation Agent two London Banking Days prior to such immediately preceding Pre-Remarketing Interest Payment Date (a "Date of Determination") and shall equal LIBOR plus 125 basis points. Prior to the Remarketing Settlement Date, the amount of interest payable for any period shall be computed on the basis of a 360-day and the actual number of days elapsed in such period. If a Pre-Remarketing Interest Payment Date is not a Business Day, then such Pre-Remarketing Interest Payment Date will be the next succeeding Business Day, except if such Business Day is in the next succeeding calendar month, such Pre-Remarketing Distribution Date will be the immediately preceding Business Day.

     As used herein, "London Banking Day" means any day on which dealings in deposits in U.S. Dollars are transacted in the London interbank market.

     All percentages resulting from any calculations on the Subordinated Notes will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upward).

     (37) From and including the Remarketing Settlement Date on which Replacement Notes are issued, interest on the Replacement Notes will be payable quarterly in arrears on July 1, October 1, January 1 and April 1 of each year, commencing on the Remarketing Settlement Date, and on the Maturity Date (each, an "Interest Payment Date"), will accumulate from the most recent date to which interest has been paid or, if no interest has been paid, from and including the Remarketing Settlement Date, to but excluding the related Interest Payment Date, except as otherwise described below. From and including the Remarketing

                                     A1-2

Settlement Date, the amount of interest payable for any period shall be computed on the basis of a 360-day year of twelve 30-day months. Except as provided in the last sentence of this paragraph, from and including the Remarketing Settlement Date the amount of interest payable for any period shorter than a full quarterly period for which interest is computed will be computed on the basis of the actual number of days elapsed per 30-day month. If an Interest Payment Date is not a Business Day, then such Interest Payment Date will be postponed to the next succeeding Business Day (and without interest or other payment in respect of any such delay).

     (d) Interest shall be paid to the Person in whose name this Subordinated Note or any predecessor Subordinated Note is registered on the books and records of the Company at the close of business on the Regular Record Date for such interest installment, which shall be fifteen (15) days prior to a Pre-Remarketing Interest Payment Date (the "Pre-Remarketing Regular Record Date"). Notwithstanding the foregoing, so long as the Holder of this Subordinated Note is the Property Trustee, the payment of the principal of (and premium, if any) and interest on this Subordinated Note will be made at such place and to such account as may be designated by the Property Trustee.

     The indebtedness evidenced by this Subordinated Note is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all existing and future Senior Indebtedness and the prior payment of other Securities to the extent provided for in the First Supplemental Indenture, and this Subordinated Note is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Subordinated Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

     This Subordinated Note shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee.

                                     A1-3

     The provisions of this Subordinated Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.


                                     A1-4

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed.

                             ACE INA HOLDINGS INC.


                             By:____________________________
                                Name:
                                Title:

Attest:


By: _____________________________
    Name:
    Title:

                                     A1-5

                    [FORM OF CERTIFICATE OF AUTHENTICATION]

                         CERTIFICATE OF AUTHENTICATION


This is one of the Securities of the series designed herein referred to in the within-mentioned Indenture.

Dated:

[THE FIRST NATIONAL BANK
    OF CHICAGO, as Trustee


By:_________________________
   Authorized Officer       ]


[THE FIRST NATIONAL BANK
    OF CHICAGO, as Trustee


By:  _________________________
   as Authentication Agent



By:_________________________
   Authorized Officer       ]

                                     A1-6

                           [FORM OF REVERSE OF NOTE]

     This Subordinated Note is one of a duly authorized series of Securities of the Company (herein sometimes referred to as the "Subordinated Notes"), specified in the Base Indenture, all issued or to be issued in one or more series under and pursuant to an Indenture dated as of June 15, 1999, duly executed and delivered between the Company, ACE Limited (the "Guarantor") and The First National Bank of Chicago, as Trustee (the "Trustee"), as supplemented by the First Supplemental Indenture dated as of June 30, 1999, between the Company, the Guarantor and the Trustee (the Base Indenture as so supplemented, the "Indenture"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Guarantor and the Holders of the Subordinated Notes. By the terms of the Indenture, the Subordinated Notes are issuable thereunder in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Indenture. This series of Subordinated Notes is limited in aggregate principal amount as specified in said First Supplemental Indenture and herein sometimes referred to as the "Subordinated Notes."

     Because of the occurrence and continuation of a Special Event, a Qualifying Equity Offering, in certain circumstances, this Subordinated Note may become due and payable at the principal amount together with any interest accrued thereon (including Additional Interest) (the "Redemption Price"). The Redemption Price shall be paid prior to 12:00 noon, New York City time, on the date of such redemption or at such earlier time as the Company determines. If the Maturity Date or any other date fixed for redemption of the Subordinated Notes is not a Business Day, then payment of the Redemption Price or principal payable on such date will be made on the next succeeding day that is a Business Day with interest thereon to the date of payment; provided that the Company may elect to make such payment on the immediately preceding day that is a Business Day.

     In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Subordinated Notes may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

     The Indenture contains provisions permitting the Company, the Guarantor and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Subordinated Notes and each other series of Securities Outstanding and affected, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any

                                     A1-7
of the provisions of the Indenture or of modifying in any manner the rights of the Holders of such Series of Securities; provided that the Company, the Guarantor and the Trustee may not, without the consent of the Holder of each Subordinated Note then Outstanding and affected thereby: (a) change the time of payment of the principal (or any installment) of any Subordinated Note, or reduce the principal amount thereof, or reduce the rate or change the time of payment of interest thereon, or impair the right to institute suit for the enforcement of any payment on any Subordinated Note when due or (b) reduce the percentage in principal amount of the Subordinated Notes. The Indenture also contains provisions providing that prior to the acceleration of the maturity of any Subordinated Note, the Holders of a majority in aggregate principal amount of Subordinated Notes may, on behalf of the Holders of all Subordinated Notes, waive any past default with respect to the Subordinated Notes and its consequences, except a default (i) in respect of a covenant or provision of the Indenture or of any Subordinated Note which cannot be modified or amended without the consent of the Holder of each Outstanding Subordinated Note or (ii) in the payment of the principal of, any premium or interest (including any Additional Interest) on, or any Additional Amounts with respect to the Subordinated Notes.

     No reference herein to the Indenture and no provision of this Subordinated Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Subordinated Note at the time and place and at the rate and in the money herein prescribed.

     The Company shall have the right at any time during the term of this Subordinated Note, from time to time, to extend the interest payment period of such Subordinated Note (each such deferral period an "Extension Period"), during which periods the Company shall have the right not to make payments of interest on any interest payment date, and at the end of which the Company shall pay all interest then accrued and unpaid (together with Additional Interest, if any, thereon to the extent permitted by applicable law) to the Person in whose name such Subordinated Note or any predecessor Subordinated Note is registered on the books and records of the Company at the close of business on the Regular Record Date. Prior to the termination of any such Extension Period, the Company may further extend the interest payment period, provided that no Extension Period shall extend beyond the Mandatory Redemption Date, if the Trust Securities are at the time outstanding, or the Maturity Date of this Subordinated Note. Upon the termination of any such Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due, the Company may elect to being a new Extension Period.

                                     A1-8

     As provided in the Indenture and subject to certain limitations herein and therein set forth, this Subordinated Note is transferable by the registered Holder hereof on the Securities Register of the Company, upon surrender of this Subordinated Note for registration of transfer at the office or agency of the Trustee in the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Subordinated Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

     Prior to due presentment for registration of transfer of this Subordinated Note, the Company, the Guarantor, the Trustee, any paying agent and the Securities Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Subordinated Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Securities Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Guarantor nor the Trustee nor any paying agent nor any Securities Registrar shall be affected by any notice to the contrary.

     No recourse shall be had for the payment of the principal of or the interest on this Subordinated Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

     The Subordinated Notes of this series are issuable only in registered form without coupons in denominations of $100,000 and any integral multiple of $1,000 thereof. A holder of Subordinated Notes may transfer or exchange Subordinated Notes held by it only in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof, and only if such transfer or exchange does not result in such holder's holding Subordinated Notes in a denomination of less than $100,000. Any attempted transfer, sale or other

                                     A1-9
disposition of Subordinated Notes in a denomination of less than $100,000 shall be deemed to be void and of no legal effect whatsoever.

     All terms used in this Subordinated Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE AND THE SUBORDINATED NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS.

                                     A1-10

                                                                     EXHIBIT A-2

                          [FORM OF REPLACEMENT NOTE]

     IF THE NOTE IS TO BE A GLOBAL SUBORDINATED NOTE, INSERT THE FOLLOWING--This
Note is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depository or a nominee of a Depository. This Note is exchangeable for Subordinated Notes registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Note (other than a transfer of this Note as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in limited circumstances.

     Unless this Note is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

     IF A DISSOLUTION EVENT HAS OCCURRED, INSERT THE FOLLOWING - THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT IT WILL NOT PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION) RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY EXCEPT (A) TO ACE LIMITED OR ANY AFFILIATE THEREOF OR (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AT THE REQUEST OF THE HOLDER, THIS LEGEND WILL BE

                                     A2-1

REMOVED AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO THE SALE OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT.

                                     A2-2

No.__________                                                  CUSIP NO.________


                             ACE INA HOLDINGS INC.

                 AUCTION RATE RESET SUBORDINATED NOTE SERIES A
                               REPLACEMENT NOTE

     ACE INA Holdings Inc., a Delaware corporation (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay the principal sum of ____________ dollars ($__________) on the Maturity Date.

     Interest on the principal amount of this Subordinated Note will accrue and be payable at a rate (the "Interest Rate") per annum equal to from and including the date of issuance to but excluding the date such principal amount is paid, the Winning Bid Rate, compounded quarterly; and if the Company fails to pay the principal amount on the date such amount becomes due, then from and including such due date to but excluding the date such principal amount is paid, the applicable periodic Interest Rate, compounded quarterly, but only to the extent permitted by applicable law.

     Interest that is not paid when due will bear additional interest thereon compounded quarterly at the applicable periodic Interest Rate (to the extent permitted by applicable law).

     The term "interest", as used herein, includes any Additional Interest unless otherwise stated.

     From and including the date of issuance, interest on this Replacement Note, will be payable quarterly in arrears on July 1, October 1, January 1 and April 1 of each year, commencing on the Remarketing Settlement Date, and on the Maturity Date (each, an "Interest Payment Date"), will accumulate from the most recent date to which interest has been paid or, if no interest has been paid, from and including the date of issuance, to but excluding the related Interest Payment Date, except as otherwise described below. The amount of interest payable for any period shall be computed on the basis of a 360-day year of twelve 30-day months. Except as provided in the last sentence of this paragraph, the amount of interest payable for any period shorter than a full quarterly period for which interest is computed will be computed on the basis of the actual number of days elapsed per 30-day month. If an Interest Payment Date is not a Business Day,

                                     A2-3
then such Interest Payment Date will be the next succeeding Business Day (and without any interest or other payment in respect of any such delay).

     Interest shall be paid to the Person in whose name the Subordinated Note or any predecessor Subordinated Note is registered on the books and records of the Company at the close of business on the Regular Record Date for such interest installment, which, in respect of Subordinated Notes of which the Property Trustee is the Holder and the related Preferred Securities are in book-entry only form or a Global Subordinated Note, shall be the close of business on the Business Day next preceding that Interest Payment Date (the "Regular Record Date"). If the Subordinated Notes are not represented by a Global Subordinated Note, the Regular Record Date for such interest installment shall be fifteen
(15) days prior to an Interest Payment Date. Notwithstanding the foregoing, so long as the Holder of this Subordinated Note is the Property Trustee, the payment of the principal of (and premium, if any) and interest on this Subordinated Note will be made at such place and to such account as may be designated by the Property Trustee.

     The indebtedness evidenced by this Subordinated Note is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all existing and future Senior Indebtedness and the prior payment of other Securities to the extent provided for in the First Supplemental Indenture, and this Subordinated Note is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Subordinated Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

     This Subordinated Note shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee.

     The provisions of this Subordinated Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

                                     A2-4

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed.

                                            ACE INA HOLDINGS INC.



                                            By:___________________________
                                               Name:
                                               Title:

Attest:


By:__________________________
   Name:
   Title:

                                     A2-5

                    [FORM OF CERTIFICATE OF AUTHENTICATION]

                         CERTIFICATE OF AUTHENTICATION


This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

Dated:

[THE FIRST NATIONAL BANK
  OF CHICAGO, as Trustee


By: _________________________
    Authorized Officer            ]


[THE FIRST NATIONAL BANK
  OF CHICAGO, as Trustee


By: _________________________
    as Authentication Agent



By: _________________________
   Authorized Officer             ]

                                     A2-6

                           [FORM OF REVERSE OF NOTE]

     This Subordinated Note is one of a duly authorized series of Securities of the Company (herein sometimes referred to as the "Subordinated Notes"), specified in the Base Indenture (as defined below), all issued or to be issued in one or more series under and pursuant to an Indenture (the "Base Indenture") dated as of June 15, 1999, duly executed and delivered between the Company, ACE Limited (the "Guarantor") and The First National Bank of Chicago, as Trustee (the "Trustee"), as supplemented by the First Supplemental Indenture dated as of June 30, 1999, among the Company, the Guarantor and the Trustee (the Base Indenture as so supplemented, the "Indenture"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Guarantor and the Holders of the Subordinated Notes. By the terms of the Indenture, the Subordinated Notes are issuable thereunder in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Indenture. This series of Subordinated Notes is limited in aggregate principal amount as specified in said First Supplemental Indenture and herein sometimes referred to as the "Subordinated Notes."

     Because of the occurrence and continuation of a Special Event or a Qualifying Equity Offering in certain circumstances, this Subordinated Note may become due and payable at the principal amount together with any interest accrued thereon (including Additional Interest) (the "Redemption Price"). The Redemption Price shall be paid prior to 12:00 noon, New York City time, on the date of such redemption or at such earlier time as the Company determines. If the Maturity Date or any other date fixed for redemption of the Subordinated Notes is not a Business Day, then payment of the Redemption Price or principal payable on such date will be made on the next succeeding day that is a Business Day with interest thereon to the date of payment; provided that the Company may elect to make such payment on the immediately preceding day that is a Business Day.

     In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Subordinated Notes may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

     The Indenture contains provisions permitting the Company, the Guarantor and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Subordinated Notes and each other series of Securities Outstanding and affected, to execute supplemental indentures for the

                                     A2-7
purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of such Series of Securities; provided that the Company, the Guarantor and the Trustee may not, without the consent of the Holder of each Subordinated Notes then Outstanding and affected thereby: (a) change the time of payment of the principal (or any installment) of any Subordinated Note, or reduce the principal amount thereof, or reduce the rate or change the time of payment of interest thereon, or impair the right to institute suit for the enforcement of any payment on any Subordinated Note when due or (b) reduce the percentage in principal amount of the Subordinated Notes. The Indenture also contains provisions providing that prior to the acceleration of the maturity of any Subordinated Note, the Holders of a majority in aggregate principal amount of Subordinated Notes may, on behalf of the Holders of all Subordinated Notes waive any past default with respect to the Subordinated Notes and its consequences, except a default (i) in respect of a covenant or provision of the Indenture or of any Subordinated Note which cannot be modified or amended without the consent of the Holder of each Outstanding Subordinated Note or (ii) in the payment of the principal of, any premium or interest (including any Additional Interest) on, or any Additional Amounts with respect to the Subordinated Notes.

     No reference herein to the Indenture and no provision of this Subordinated Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Subordinated Note at the time and place and at the rate and in the money herein prescribed.

     The Company shall have the right at any time during the term of this Subordinated Note, from time to time, to extend the interest payment period of such Subordinated Note (each such deferral period an "Extension Period"), during which periods the Company shall have the right not to make payments of interest on any interest payment date, and at the end of which the Company shall pay all interest then accrued and unpaid (together with Additional Interest, if any, thereon to the extent permitted by applicable law) to the Person in whose name such Subordinated Note or any predecessor Subordinated Note is registered on the books and records of the Company at the close of business on the Regular Record Date. Prior to the termination of any such Extension Period, the Company may further extend the interest payment period, provided that no Extension Period shall extend beyond the Mandatory Redemption Date, if the Trust Securities are at the time outstanding, or the Maturity Date of this Subordinated Note. Upon the termination of any such Extension Period and upon the payment of all accrued

                                     A2-8
and unpaid interest and any Additional Interest then due, the Company may elect to being a new Extension Period.

     As provided in the Indenture and subject to certain limitations herein and therein set forth, this Subordinated Note is transferable by the registered Holder hereof on the Securities Register of the Company, upon surrender of this Subordinated Note for registration of transfer at the office or agency of the Trustee in the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Subordinated Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

     Prior to due presentment for registration of transfer of this Subordinated Note, the Company, the Guarantor, the Trustee, any paying agent and the Securities Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Subordinated Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Securities Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Guarantor nor the Trustee nor any paying agent nor any Securities Registrar shall be affected by any notice to the contrary.

     No recourse shall be had for the payment of the principal of or the interest on this Subordinated Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

     The Subordinated Notes of this series are issuable only in registered form without coupons in denominations of $100,000 and any integral multiple of $1,000 thereof. A holder of Subordinated Notes may transfer or exchange Subordinated Notes held by it only in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof, and only if such transfer or exchange does not result in such holder's holding Subordinated Notes in a

                                     A2-9
denomination of less than $100,000. Any attempted transfer, sale or other disposition of Subordinated Notes in a denomination of less than $100,000 shall be deemed to be void and of no legal effect whatsoever.

     All terms used in this Subordinated Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     THE INDENTURE AND THE SUBORDINATED NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS.

                                     A2-10

                                                                       EXHIBIT B

                         FORM OF REMARKETING AGREEMENT

                                                                       EXHIBIT C

                            FORM OF TRUST AGREEMENT

                                                                       EXHIBIT D

                 FORM OF AMENDED AND RESTATED TRUST AGREEMENT